PINE GROVE ALTERNATIVE INSTITUTIONAL FUND

Supplement dated September 29, 2016 to the
Statement of Additional Information ("SAI") dated August 1, 2016

Effective September 27, 2016, the Board of Trustees approved the election of Michelle McCloskey as President, Chief Executive Officer, and Trustee of the Trust in place of Matthew Stadtmauer, who resigned as President, Chief Executive Officer, and Trustee of the Trust. Accordingly, the following changes are made to the SAI.

The second paragraph, under the heading "Trustees and Officers", on Page 17 of the SAI is hereby deleted in its entirety and replaced with the following:

Board Structure and Oversight Function. Under the Fund's bylaws, the Board may designate one of the Trustees as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, Michelle McCloskey serves as Chairperson of the Board and is an Interested Trustee by virtue of her employment relationship with the Adviser. The Board believes that it is in the best interests of Fund shareholders for Ms. McCloskey to serve as Chairperson of the Board because of her significant experience in matters of relevance to the Fund's business. The Board does not, at the present time, have a lead Independent Trustee; the Board has determined that the compositions of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairperson's status as an Interested Trustee. In addition, the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and are closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to the Fund and its shareholders. The Independent Trustees are expected to meet separately in executive session, both with and without the Fund's chief compliance officer, as often as necessary to exercise their oversight responsibilities.

The first paragraph and table immediately following on Page 19 of the SAI are hereby deleted in their entirety and replaced with the following:

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, his age, address, term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of March 31, 2016) and the other directorships, if any, held by the Interested Trustee, are shown below.

INTERESTED TRUSTEE
Name, Age, and Address of Interested Trustee (1)	Position(s) Held with Registrant	Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Trusteeships/Directorships Held by Interested Trustee (3)
Michelle McCloskey Born: 1961	President, Chief Executive Officer and Trustee	Since 2016	President of FRM (since 2015); Head of Research of FRM (since 2012); Head of Research RMF Investment Management (USA) Corp. (since 2010)	1	Man FRM Alternative Multi-Strategy Fund LLC
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(1)	The address of each Trustee is c/o Atlantic Fund Services, Three Canal Plaza, Portland, ME 04101.
(2)	Each Trustee serves an indefinite term, until his or her successor is elected.
(3)	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The following row of the table on the top of Page 20 of the SAI is hereby deleted in its entirety and replaced with:

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2015	Aggregate Dollar Range of Ownership as of December 31, 2015 in all Registered Investment Companies Overseen by Trustee in the Family of Investment Companies (1)
Interested Trustee
Michelle McCloskey	None	None
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(1)	The term "Family of Investment Companies" includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the "Family of Investment Companies" are the Fund and the Pine Grove Alternative Fund.

The first full paragraph on Page 22 of the SAI is hereby deleted in its entirety and replaced with the following:

Michelle McCloskey, an Interested Trustee, is the President of FRM, based in New York, and is a member of the Man Group's Executive Committee, and is responsible for overseeing a number of key strategic relationships within the business. In addition she is Head of the Managed Account Lifecycle team. Michelle joined RMF Investment Management (USA) Corp. ("RMF"), Man Group's legacy fund-of-fund business, in 2006 as Head of the New Alternatives team. In 2008 she became Head of the Commodities and New Alternatives team within Hedge Fund research and in 2010 was promoted to Head of Manager Research (RMF was later consolidated with FRM when acquired by the Man Group in 2012). Michelle began her investment career in 1984 as a physical commodities trader in the energy sector. She worked as a portfolio manager in the commodities sector for over twenty years for a variety of institutions, including energy companies, investment banks, and asset managers. Michelle's extensive experience has included building and managing multiple trading organizations, market development, education, origination, and sales. Michelle graduated magna cum laude with a B.S. in Chemical Engineering from Texas Tech University in Lubbock, Texas

The following row of the table on the top of Page 23 of the SAI is hereby deleted in its entirety and replaced with:

Name of Interested Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex Payable to Trustees
Michelle McCloskey	None	None

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For more information, please contact a Fund customer service representative toll free at 855-699-3103

PLEASE RETAIN FOR FUTURE REFERENCE.